File No. 33-87762
                                                              File No. 811-08918

                                OCTOBER 27, 1999
                            SUPPLEMENT TO PROSPECTUS
                           DATED NOVEMBER 1, 1999, FOR
                           THE HIRTLE CALLAGHAN TRUST


THE SMALL CAPITALIZATION EQUITY PORTFOLIO. Frontier Capital Management Company ("Frontier") serves as a Specialist Manager for The Small Capitalization Equity Portfolio. For its services to the Portfolio, Frontier receives a fee based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.45%. Frontier, the principal offices of which are located at 99 Summer Street, Boston, Massachusetts 02110, was established in 1980. Michael Cavarretta is responsible for making the day-to-day investment decisions for that portion of the Portfolio's assets assigned to Frontier. Mr. Cavarretta has been an investment professional with Frontier since 1988. Before joining Frontier, Mr. Cavarretta, a chartered financial analyst, was a financial analyst with General Electric Co. and attended Harvard Business School (M.B.A. 1988). Frontier had, as of July 30, 1999, approximately $4.3 billion in assets under management, of which approximately $149 million represented assets of mutual funds.

Affiliated Managers Group, Inc. (AAMG@) has announced that it will acquire a substantial equity interest in Frontier. The Trust has been advised by counsel that, if consummated, this transaction (AAcquisition@) will constitute a change in the control of Frontier, as that term is defined under the Investment Company Act of 1940 ("Investment Company Act"). The Trust has been further advised that upon consummation of the Acquisition that the Portfolio Management Agreement (AFrontier Agreement@) between Frontier and the Trust relating to The Small Capitalization Equity Portfolio will automatically terminate unless the continuation of the Frontier Agreement is approved by the Trust's Board of Trustees and the shareholders of The Small Capitalization Equity Portfolio in the manner prescribed by the Investment Company Act. Management of the Trust has been assured by AMG that the Acquisition will not result in any change in personnel responsible for making day-to-day investment decisions for the Portfolio. This matter is currently under review by management and by Hirtle Callaghan & Co., Inc. and it is anticipated that a recommendation will be presented to the Board of Trustees on or before November 5, 1999. AMG is a Boston-based asset management holding company that holds majority interests in fourteen investment management firms, which collectively manage approximately $70 billion in assets. Shares of AMG are listed on the New York Stock Exchange (Symbol: AMG).